COMPUTATIONAL MATERIALS FOR RFMSII SERIES 2003-HS3 TRUST





                   GMAC RFC [GRAPHIC OMITTED][GRAPHIC OMITTED]

                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $678,000,000 (Approximate)

                          RFMSII SERIES 2003-HS3 TRUST
                       HOME EQUITY LOAN-BACKED TERM NOTES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                          RFMSII SERIES 2003-HS3 TRUST
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




Any transactions in the certificates will be effected through Residential Funding Securities Corporation.


SEPTEMBER 11, 2003


________________________________________________________________________________
This Information was prepared by Deutsche Bank Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.


Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
RFMSII SERIES 2003-HS3 TRUST.
Computational Materials: Preliminary Term Sheet (Page 1)
--------------------------------------------------------------------------------
                                  $678,000,000 (Approximate)


----------------------------------------------------------------------------------------------------------
                                  TO 10% CALL:
----------------------------------------------------------------------------------------------------------
   Class        Expected       Interest  Principal Expected    Expected       Scheduled       Expected
                                                              Principal         Final          Ratings
              Approximate                          WAL          Window      Distribution     (Moody's /
                  Size           Type      Type     (yrs)       (mos)           Date            S&P)
------------ --------------- ----------- --------- --------- ------------- ---------------- --------------
------------ --------------- ----------- --------- --------- ------------- ---------------- --------------
A-I-1        $263,821,000      Floating    SEQ       1.00       1 - 26        June 2018        Aaa/AAA
A-I-2          89,506,000       Fixed      SEQ       3.00      26 - 49        June 2018        Aaa/AAA
A-I-3          47,569,000       Fixed      SEQ       5.00      49 - 70        June 2018        Aaa/AAA
A-I-4          34,104,000       Fixed      SEQ       5.82      70 - 70       August 2033       Aaa/AAA
A-I-IO        107,500,000       Fixed    Notional(c) 0.94(d)    1 - 30       March 2006        Aaa/AAA
A-II-A        121,500,000      Floating    SEQ       3.14       1 - 98       August 2033       Aaa/AAA
A-II-B        121,500,000      Floating    SEQ       3.15       1 - 98       August 2033       Aaa/AAA
------------ --------------- ----------- --------- --------- ------------- ---------------- --------------
  TOTAL      $678,000,000
------------ --------------- ----------- --------- --------- ------------- ---------------- --------------


(a) Class sizes subject to a variance of +/-5.0%.
(b) Loan Group I prepayment speed: 12% CPR building to 35% CPR over the first 12 months, remaining constant at 35% CPR from month 13 through month 25; declining to 30% CPR from month 26 to month 36, remaining constant at 30% CPR thereafter.
    Loan Group II prepayment speed: 35% CPR, 15% Constant Draw Rate.
(c) Initial Notional Amount; see section entitled "Class A-I-IO Scheduled Notional Amount." (d) Duration

This Information was prepared jointly by Deutsche Bank Securities Inc. and Residential Funding Securities Corporation in their joint capacity as underwriters. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                              TRANSACTION OVERVIEW


                          |X|     $435,000,000 adjustable- and fixed-rate Class A-I-1 through Class
Securities:                   A-I-4 Notes and the Class A-I-IO Notes (together, the "Class I Notes"), are being issued concurrently with $121,500,000 of adjustable-rate Class
                              A-II-A Notes (the "Class A-II-A Notes"), and $121,500,000 of adjustable rate Class A-II-B Notes (the "Class A-II-B Notes" and, together with the
                              Class A-II-A Notes, the "Class A-II Notes.")  The Class I Notes are
                              primarily backed by closed-end fixed-rate home equity mortgage loans (the
                              "Group I Loans" or "HELs"), the Class A-II-A Notes are primarily backed by conforming adjustable-rate home equity revolving credit loans (the "Group
                              II-A Loans") and the Class A-II-B Notes are primarily backed by conforming and non-conforming adjustable-rate home equity revolving credit loans (the
                              "Group II-B Loans" and, together with the Group II-A Loans, the "Group II
                              Loans" or "HELOCs").  The HELs and HELOCs are referred to collectively as the "home equity mortgage loans."  The notes will be offered by the prospectus supplement.
                          |X| The trust will also issue  Class  A-II-A  Variable
Funding Notes
Variable Funding Notes:       primarily backed by the Group II-A Loans (the "Class A-II-A Variable
                              Funding Notes") and the Class A-II-B Variable Funding Notes primarily backed by the Group II-B Loans (the "Class A-II-B Variable Funding Notes"
                              and, together with the Class A-II-A Variable Funding Notes, the "Variable
                              Funding Notes").  These Variable Funding Notes will not be offered by the prospectus supplement.  The Variable Funding Notes, together with the
                              Class A-II Notes, are referred to as the "Class II Notes" and the Class II
                              Notes together with the Class I Notes are referred to as the "Notes."
                          |X|     Residential Funding Mortgage Securities II, Inc. ("RFMSII").
Depositor:
                          |X|     RFMSII Series 2003-HS3 Trust
Issuer:
                          |X|     MBIA, rated Aaa by Moody's, and AAA by S&P
Credit Enhancer:
                          |X|     Group I prepayment speed: 12% CPR building approximately 2.09% per
Prepayment                    Assumption:  month  for  12  months  to  35%  CPR,
                              remaining  constant  at  35%  CPR  from  month  13
                              through month 25;  declining to 30% CPR from month
                              26 to month 36, and remaining  constant at 30% CPR
                              thereafter.
                          |X|     Group II-A and Group II-B: 35% CPR, 15% Constant Draw Rate.
                          |X|     September 1, 2003
Cut-off Date:
                          |X|     September 29, 2003
Settlement Date:
Payment Date:             |X|     The 25th day of each  month  (if such day is not a  business  day,  the first business day thereafter) commencing in October 2003.
Indenture Trustee:        |X|     JPMorgan Chase Bank
Owner Trustee:            |X|     Wilmington Trust Company
Seller & Master           |X|     Residential Funding Corporation (the "Seller", "Master Servicer", or
Servicer:                     "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.
Subservicer:              |X|     HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.
Advances:                 |X|     There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Trustee, Credit Enhancer or any other entity.
------------------------- --------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
------------------------- --------------------------------------------------------------------------------
Collateral Description:   |X|     Three loan groups: Group I (fixed-rate HELs), Group II-A
                              (adjustable-rate HELOCs with credit limits less than or equal to conforming balance specified in the prospectus), and Group II-B
                              (adjustable-rate HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.  Group II-A and Group II-B are collectively referred to herein as Group II.
                          |X| Group  I  is  comprised  of  10,150   conventional
                              fixed-rate,  closed-end home equity mortgage loans
                              totaling  $372,809,898,  secured  primarily by 2nd
                              liens   on   one-   to   four-family   residential
                              properties,  with CLTVs not in excess of 100%. The
                              aggregate  principal  balance of the Group I Loans
                              is expected to be approximately $435,000,000.
                          |X| Group II-A is comprised  of 2,758  adjustable-rate
                              home  equity   revolving   credit  loans  totaling
                              $104,896,030,  secured  primarily  by 2nd liens on
                              one- to four-family residential  properties,  with
                              CLTVs  not  in  excess  of  100%.   The  aggregate
                              principal  balance  of the  Group  II-A  Loans  is
                              expected to be approximately $120,000,000.
                          |X| Group II-B is comprised  of 3,048  adjustable-rate
                              home  equity   revolving   credit  loans  totaling
                              $104,944,694,  secured  primarily  by 2nd liens on
                              one- to four-family residential  properties,  with
                              CLTVs  not  in  excess  of  100%.   The  aggregate
                              principal  balance  of the  Group  II-B  Loans  is
                              expected to be approximately $120,000,000.
Optional Redemption:      |X|     With respect to Group I and Group II, the Master Servicer will have the option to purchase all of the remaining loans in such loan group or all of the related Notes on the payment date on which the aggregate principal balance of such loan group after applying payments received in the related collection period falls below 10% of its original aggregate principal balance as of the Cut-Off Date. An optional redemption effected in Group I or Group II will not require an optional redemption to be effected the other group. Please refer to "Class A-I-IO Notes Yield
                              Considerations" regarding the effects of the optional redemption on the
                              Class A-I-IO Notes.
Taxation:                 For Federal income tax purposes:
                          |X| The Class I Notes will each represent ownership of
                              a regular interest in a REMIC.
                          |X|  The  Class  II  Notes  will be  characterized  as
indebtedness.
ERISA                         Considerations:  |X| The Offered  Certificates may
                              be eligible for purchase by employee benefit plans
                              that are  subject  to  ERISA.  However,  investors
                              should  consult with their counsel with respect to
                              the  consequences  under  ERISA  and the  Internal
                              Revenue  Code of an ERISA Plan's  acquisition  and
                              ownership of such Offered Certificates.
Legal Investment:         |X|     Not SMMEA-eligible.
Form of Registration:     Book-entry  form through DTC / Euroclear / Clearstream,  Luxembourg in same day funds.
Minimum Denominations:    The Class I Notes (other than the Class A-I-IO Notes) and the Class A-II
                          Notes: $25,000
                          Class A-I-IO Notes: $2,000,000 notional amount
Underwriters:             Lead Manager:     |X|     Deutsche Bank Securities Inc.
                          Co-Manager:       |X|     Residential Funding Securities Corporation


                             TRANSACTIONAL STRUCTURE


Credit Enhancement:   Class I Notes:
                      |X|     Group I excess interest,
                      |X|     Limited cross-collateralization,
                      |X|     Overcollateralization, and
                      |X|     MBIA policy
                      Class II Notes:
                      |X|     Group II-A and Group II-B excess interest,
                      |X|     Limited cross-collateralization,
                      |X|     Overcollateralization, and
                      |X|     MBIA policy
Excess                Interest:  Because the mortgagors are expected to pay more interest  on  the  home  equity  mortgage  loans  than  is necessary  to pay  interest on the Notes,  along with fees and expenses of the trust each month,  there may be excess interest.  On each Payment Date this excess  interest from the  related  loan group may be used to protect  the Notes against  most  types of losses  by  making  an  additional payment  of  principal  up to the  amount  of the  losses.
                      Excess interest from the  non-related  loan group may also be available to cover some of these losses.
Overcollateralization:Group I:
                      On the Closing  Date,  the  initial  Overcollateralization
                      Amount  for the  Group I Loans  will be  equal  to  0.00%.
                      Excess interest from the Group I Loans will be applied, to the extent not used to cover current or previously  unpaid losses,  to make accelerated  payments of principal to the
                      Class  I  Notes  then  entitled  to  receive  payments  of principal,  until  the  principal  balance  of the Group I
                      Loans  exceeds the  aggregate  Note Balance of the Group I
                      Notes  by  a  specified  amount.  This  excess  represents
                      Overcollateralization.     The    Group    I     "Required
                      Overcollateralization  Amount"  will be  equal to 2.00% of the  aggregate  balance  of the  Group I  Loans  as of the
                      Cut-off Date.  The Group I Required  Overcollateralization
                      Amount  may  decrease  in  the  future   pursuant  to  the
                      indenture. Group II:
                      On the Closing Date, the principal  amount of the Class II
                      Notes  issued  will  exceed the  principal  balance of the
                      Group II Loans by  approximately  1.25%.  Beginning on the first payment date, any Group II Excess  interest not used to cover current or previously  unpaid losses will be paid as principal to the Class A-II Notes to reduce the initial undercollateralization  to zero and to ultimately build to the Group II  "Required  Overcollateralization  Amount" of
                      1.00% of the aggregate balance of the Group II Loans as of
                      the    Cut-off    Date.     The    Group    II    Required
                      Overcollateralization  Amount may  decrease  in the future pursuant to the indenture.
Group I and Group     Group I:
II Policy:

                    The Group I financial guaranty insurance policy (the "Group I Policy") will provide 100% coverage of timely interest at the Class I note rates, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. The Group I Policy will not cover any prepayment interest shortfalls or Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group I Net WAC Rate and is for the benefit of the Class I Noteholders only.

                      Group II:
                      The Group II financial guaranty insurance policy (the "Group II Policy") will provide 100% coverage of timely interest at the Class A-II note rate, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class II Notes. The Group II Policy will not cover any Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group II Net WAC Rate and is for the benefit of the Class II Noteholders only.

                             TRANSACTIONAL STRUCTURE


Priority of               Group I:
Distributions:
                    On each payment date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:

                    (1) To pay accrued interest due on the Class I Notes other than prepayment interest shortfalls, Group I Net WAC Cap Shortfalls, and Relief Act Shortfalls;

                    (2) To pay as principal on the Class I Notes (other than the Class A-I-IO Notes), an amount equal to the Group I principal collection distribution amount for such payment date;

                    (3) To pay as  principal  on the Class I Notes  (other
                        than the Class A-I-IO Notes), an amount equal to the Group I liquidation loss distribution amount for such payment date;
                    (4) To pay the Credit  Enhancer  the  premium  for the
                        Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;
                    (5) To reimburse  the Credit  Enhancer for prior draws
                        made on the Group I Policy, other than those attributable to excess loss amounts, with interest;
                    (6) To pay as  additional  principal  on the  Class  I
                        Notes (other than the Class A-I-IO Notes), an amount (if any) necessary to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such payment date;
                    (7) To pay the Credit  Enhancer any other amounts owed
                        to it under the Group I Policy;
                    (8) A To pay the Class I Notes any prepayment interest
                        shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;
                    (9) To pay the Class I Notes,  pro rata,  any  current
                        period and previously unpaid Group I Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts;
                    (10)To pay current period Relief Act  shortfalls  with
                        respect to the Group I Loans;
                    (11)To  pay  principal  on  the  Class  II  Notes  and
                        Variable Funding Notes, pro rata, any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group II Loans; and
                    (12)To   pay   any    remaining    amounts    to   the
                        Certificateholders.

                             TRANSACTIONAL STRUCTURE


Priority of    Group II:
Distributions:
(continued)

     On each payment date, Principal Distributions and interest collections with respect to the Group II-A Loans, Group II-B Loans, and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:


     (1) To pay accrued interest on the Class A-II-A Notes and the Class A-II-A Variable Funding Notes, pro rata, other than Group II-A Net WAC Cap Shortfalls or Group II-A Relief Act Shortfalls from collections relating to the Group II-A Loans; to pay accrued interest on the Class A-II-B Notes and the Class A-II-B Variable Funding Notes, pro rata, other than Group II-B Net WAC Cap Shortfalls or Group II-B Relief Act Shortfalls from collections relating to the Group II-B Loans;

     (2) To pay principal on the Class A-II-A Notes and Class A-II-A Variable Funding Notes, pro rata, an amount equal to the Group II-A principal collection distribution amount for that payment date from collections relating to the Group II-A Loans; to pay principal on the Class A-II-B Notes and Class A-II-B Variable Funding Notes, pro rata, an amount equal to the Group II-B principal collection distribution amount for that payment date from collections relating to the Group II-B Loans;

     (3) To pay as principal on the Class A-II-A Notes and Class A-II-A Variable Funding Notes, pro rata, an amount equal to the Group II-A liquidation loss distribution amount for such payment date from collections relating to the Group II-A Loans; to pay principal on the Class A-II-B Notes and Class A-II-B Variable Funding Notes, pro rata, an amount equal to the Group II-B liquidation loss distribution amount for that payment date from collections relating to the Group II-B Loans;

     (4) To pay as principal on the Class A-II-A Notes and Class A-II-A Variable Funding Notes, pro rata, an amount equal to the Group II-A liquidation loss distribution amount for such payment date from collections relating to the Group II-B Loans to the extent not covered by clause (3) above; to pay as principal on the Class A-II-B Notes and Class A-II-B Variable Funding Notes, pro rata, an amount equal to the Group II-B liquidation loss distribution amount for such payment date from collections relating to the Group II-A Loans to the extent not covered by clause (3) above;

     (5) To pay the Credit Enhancer premium for the Group II Policy and any previously unpaid premiums for the Group II Policy, with interest;

     (6) To reimburse the Credit Enhancer for certain prior draws made on the Group II Policy, other than those attributable to excess loss amounts, with interest;

     (7) To pay principal on the Class A-II-A Notes and Class A-II-A Variable Funding Notes, pro rata, an additional amount from excess interest on the Group II-A Loans, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that payment date; to pay principal on the Class A-II-B Notes and Class A-II-B Variable Funding Notes, pro rata, an additional amount from excess interest on the Group II-B Loans, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that payment date;

     (8) To pay the Credit Enhancer provider any other amounts owed to it under the Group II Policy;

     (9) To pay the Class A-II-A Notes and Class A-II-A Variable Funding Notes, pro rata, any current period and previously unpaid Group II-A Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the Group II-A Loans; to pay the Class A-II-B Notes and Class A-II-B Variable Funding Notes, pro rata, any current period and previously unpaid Group II-B Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the Group II-B Loans;

     (10)To pay the holders of the Class A-II-A Notes and Class A-II-A Variable Funding Notes current period Relief Act shortfalls with respect to the Group II-A Loans from collections related to the Group II-A Loans; to pay the holders of the Class A-II-B Notes and Class A-II-B Variable Funding Notes current period Relief Act shortfalls with respect to the Group II-B Loans from collections related to the Group II-B Loans

     (11)To pay principal on the Class I Notes any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group I Loans; and

     (12) To pay any remaining amounts to the Certificateholders.

Interest Accrual  Period: |X|  Class  A-I-1  and  Class II
                              Notes: From and including the preceding payment date (or, for the first distribution period, the closing date) to but excluding the related payment date on an actual/360 basis.

                          |X| Classes  A-I-2  through  A-I-4  and  Class  A-I-IO
                              Notes:   Calendar  month   preceding  the  related
                              payment date on a 30/360 basis.

Class I Notes:

                    |X| The Class A-I-1 Interest Rate will be equal to the least of (a) 1-mo. LIBOR plus [ ]%, (b) 7.50% and (c) the Group I Net WAC Rate.

                          |X| The Interest  Rates for Class A-I-2  through Class
                              A-I-4 Notes will be equal to the lesser of (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate.
                          |X| Any interest shortfalls due to the Group I Net WAC
                              Rate (the "Group I Net WAC Cap shortfalls") or prepayment interest shortfalls will carry forward with interest at the related interest rate for such Class I Note and will be reimbursed by excess interest from Loan Group I to the extent available. Any Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions.

Class A-I-IO
Certificate:

                    The Class A-I-IO Notes will pay a coupon equal to the Class A-I-IO Interest Rate. The Class A-I-IO Notes do not have principal balances and will only be entitled to interest on a notional amount.

                          Class A-I-IO Interest Rate:
                          For the October 2003 through March 2006 Payment Dates, the Class A-I-IO Interest Rate will equal 5.00% per annum. Commencing on the April 2006 Payment Date and for all payment dates thereafter, the Class A-I-IO Interest Rate will equal 0.00%.

                          Class A-I-IO Notional Amount:
                          Interest will accrue on a notional amount equal to the lesser of (a) the Class A-I-IO Scheduled Notional
                          Amount for that payment date and (b) the aggregate principal balance of the Group I Loans as of the beginning of the related collection period. Please see Page [10] herein for the Class A-I-IO Scheduled Notional Amount.

Class II Notes:

                    The interest rate on the Class A-II-A Notes and Class A-II-A Variable Funding Notes will be equal to the least of (a) 1-mo. LIBOR plus [ ]% per annum, (b) 17.25% per annum, and
                    (c) the Group II-A Net WAC Rate (the "Class A-II-A Interest Rate"). Any interest shortfalls on the Class A-II-A Notes and Class A-II-A Variable Funding Notes due to the Group II-A Net WAC Rate (the "Group II-A Net WAC Cap Shortfalls") will carry forward with interest at the Class A-II-A Interest Rate and will be reimbursed by excess interest from Loan Group II-A to the extent available. Any Relief Act shortfalls with respect to the Group II-A Loans will be allocated to the Class A-II-A Notes and Class A-II-A Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

                    The interest rate on the Class A-II-B Notes and Class A-II-B Variable Funding Notes will be equal to the least of (a) 1-mo. LIBOR plus [ ]% per annum, (b) 17.25% per annum, and
                    (c) the Group II-B Net WAC Rate (the "Class A-II-B Interest Rate"). Any interest shortfalls on the Class A-II-B Notes and Class A-II-B Variable Funding Notes due to the Group II-B Net WAC Rate (the "Group II-B Net WAC Cap Shortfalls") will carry forward with interest at the Class A-II-B Interest Rate and will be reimbursed by excess interest from Loan Group II-B to the extent available. Any Relief Act shortfalls with respect to the Group II-B Loans will be allocated to the Class A-II-B Notes and Class A-II-B Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

Interest Rate Caps:     Net Mortgage Rate:
                        With respect to any home equity  mortgage  loan, the Net
                        Mortgage Rate equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate at which the related policy premium is paid.
                        Group I Net WAC Rate:
                        With  respect to any payment  date,  the Group I Net WAC
                        Rate  equals the  weighted  average of the Net  Mortgage
                        Rates on the Group I Loans as of the first day of the month preceding the month in which that payment date occurs, adjusted for the interest payable on the Class
                        A-I-IO Notes and as further adjusted, in the case of the Class A-I-1 Notes, for an actual/360 interest accrual basis. Group II-A Net WAC Rate:
                        With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II-A Loans, as of the first day of the month preceding the month in which that Payment Date occurs, adjusted to account for the actual over 360-day interest calculation method. Group II-B Net WAC Rate:
                        With respect to any Payment Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II-B Loans, as of the first day of the month preceding the month in which that Payment Date occurs, adjusted to account for the actual over 360-day interest calculation method.

Group II-A Net WAC Cap Shortfall

                    On any Payment Date and with respect to the Class A-II-A Notes or the Class A-II-A Variable Funding Notes, the excess, if any of (x) interest that would have accrued on the related notes at the applicable note rate without application of the Group II-A Net WAC Rate over (y) interest accrued thereon at the Group II-A Net WAC Rate.


Group II-B Net WAC Cap Shortfall

                    On any Payment Date and with respect to the Class A-II-B Notes or the Class A-II-B Variable Funding Notes, the excess, if any of (x) interest that would have accrued on the related notes at the applicable note rate without application of the Group II-B Net WAC Rate over (y) interest accrued thereon at the Group II-B Net WAC Rate


Step-up Coupon:         The Interest Rate for the Class A-I-3 and Class
                        A-I-4 Notes will increase by 0.50%, subject to the Group
                        I Net WAC Rate, on the second payment date following the first possible optional termination date for the Group I
                        Loans.

Principal
Distributions:
(Group I)
                    Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed in the following priority: (1) Class A-I-1 Notes, until paid in full; (2) Class A-I-2 Notes, until paid in full; (3) Class A-I-3 Notes, until paid in full; and (4) Class A-I-4 Notes, until paid in full.


Group I Required
Overcollateralization
Amount:

                    With respect to any payment date prior to the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal 2.00% of the aggregate balance of the Group I Loans as of the Cut-off Date. With respect to any distribution on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) 4.00% of the aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Group I
Overcollateralization
Floor:

                    An amount equal to 0.50% of the balance of the Group I Loans as of the Cut-off Date.


Group I Stepdown Date:  The later of (a) the April 2006 Payment
                        Date and (b) the payment date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans, subject to the satisfaction of certain conditions specified in the indenture.

Principal Distributions:(Group II)

                    On each payment date, the related principal distribution amount for the related Class A-II Notes and Variable Funding Notes will be distributed to the related Class A-II Notes and Variable Funding Notes pro rata and is equal to: (a) Net Principal Collections for the related loan group, if the payment date is during the Revolving Period and an Amortization Event has not occurred; or (b) Principal Collections for the related loan group, if the payment date is after the Revolving Period or an Amortization Event has occurred.

Net Principal Collections:

                    On any Payment Date and with respect to Loan Group II-A and Loan Group II-B, the related excess, if any, of (x)
                    Principal Collections for that Payment Date over (y) the aggregate amount of additional balances for such loan group created during the related Collection Period and conveyed to the trust.

Revolving Period:

                    The period commencing on the Closing Date and ending on September 30, 2008.

Initial Undercollateralization:

                    Initially, the principal amount of the Class II Notes issued will exceed the principal balance of the Group II-A Loans and Group II-B Loans by approximately 1.25%. Beginning on the first payment date, any Group II excess interest not used to cover current or previously unpaid losses will be paid as principal to the Class II Notes to reduce the initial undercollateralization to zero and to ultimately build to the Group II Required Overcollateralization Amount.

Group II Required Overcollateralization Amount:

                    With respect to any payment date prior to the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal 1.00% of the aggregate balance of the Group II Loans as of the Cut-off Date. With respect to any distribution on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) 2.00% of the aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Group II Overcollateralization Floor:

                    An amount equal to 0.50% of the balance of the Group II Loans as of the Cut-off Date.


Group II Stepdown  Date:  The later of (a) the September 2005
                          Payment Date and (b) the payment date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.

-------------------------------------------------------------------------------
PPC               59CPR      60CPR      61CPR      62CPR      63CPR      64CPR
-------------------------------------------------------------------------------
Yield              3.25       3.25       1.95       0.59       0.59      -0.83
Modified Duration  0.94       0.94       0.93       0.92       0.92       0.92
Price = 7.0743%
-------------------------------------------------------------------------------

                      Period Payment Date Notional Balance
                                  1 10/25/2003
                                                         107,500,000
                      2             11/25/2003
                                                         107,500,000
                      3             12/25/2003
                                                         107,500,000
                      4              1/25/2004
                                                         107,500,000
                      5              2/25/2004
                                                         107,500,000
                      6              3/25/2004
                                                         107,500,000
                      7              4/25/2004
                                                          87,500,000
                      8              5/25/2004
                                                          87,500,000
                      9              6/25/2004
                                                          87,500,000
                      10             7/25/2004
                                                          87,500,000
                      11             8/25/2004
                                                          87,500,000
                      12             9/25/2004
                                                          87,500,000
                      13            10/25/2004
                                                          66,500,000
                      14            11/25/2004
                                                          66,500,000
                      15            12/25/2004
                                                          66,500,000
                      16             1/25/2005
                                                          66,500,000
                      17             2/25/2005
                                                          66,500,000
                      18             3/25/2005
                                                          66,500,000
                      19             4/25/2005
                                                          44,500,000
                      20             5/25/2005
                                                          44,500,000
                      21             6/25/2005
                                                          44,500,000
                      22             7/25/2005
                                                          44,500,000
                      23             8/25/2005
                                                          44,500,000
                      24             9/25/2005
                                                          44,500,000
                      25            10/25/2005
                                                          25,000,000
                      26            11/25/2005
                                                          25,000,000
                      27            12/25/2005
                                                          25,000,000
                      28             1/25/2006
                                                          25,000,000
                      29             2/25/2006
                                                          25,000,000
                      30             3/25/2006
                                                          25,000,000

                      -----------------------------------------------
                      Assumes a fixed coupon of 5.00%
                      -----------------------------------------------



----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                       8.74       1.93        1.32       1.00       0.81       0.68
  Last Principal Payment Date              Jun-18     Apr-08      Sep-06     Nov-05     May-05     Feb-05
  Principal Payment Window (Months)           177         55          36         26         20         17


----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                      14.74       6.20        4.17       3.00       2.27       1.79
  Last Principal Payment Date              Jun-18     Dec-11      Apr-09     Oct-07     Oct-06     Jan-06
  Principal Payment Window (Months)             1         45          32         24         18         12


----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                      14.74       9.84        6.81       5.00       3.80       2.95
  Last Principal Payment Date              Jun-18     Dec-14      Jul-11     Jul-09     Feb-08     Mar-07
  Principal Payment Window (Months)             1         37          28         22         17         15


----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                      14.74      11.24        7.82       5.82       4.41       3.49
  Last Principal Payment Date              Jun-18     Dec-14      Jul-11     Jul-09     Feb-08     Mar-07
  Principal Payment Window (Months)             1          1           1          1          1          1


----------------------------------------------------------------------------------------------------------

                             CLASS A-I-1 TO MATURITY
----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                       8.74       1.93        1.32       1.00       0.81       0.68
  Last Principal Payment Date              Jun-18     Apr-08      Sep-06     Nov-05     May-05     Feb-05
  Principal Payment Window (Months)           177         55          36         26         20         17

                             CLASS A-I-2 TO MATURITY
----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                      14.74       6.20        4.17       3.00       2.27       1.79
  Last Principal Payment Date              Jun-18     Dec-11      Apr-09     Oct-07     Oct-06     Jan-06
  Principal Payment Window (Months)             1         45          32         24         18         12

                             CLASS A-I-3 TO MATURITY
----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                      14.74       9.90        6.86       5.03       3.83       2.96
  Last Principal Payment Date              Jun-18     Sep-15      Mar-12     Dec-09     Jul-08     Jun-07
  Principal Payment Window (Months)             1         46          36         27         22         18

                             CLASS A-I-4 TO MATURITY
----------------------------------------------------------------------------------------------------------
PPC                                            0%        50%         75%       100%       125%       150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                      15.23      13.92       10.94       8.28       6.40       5.05
  Last Principal Payment Date              Feb-23     Jun-18      Jun-18     Sep-16     Dec-13     Nov-11
  Principal Payment Window (Months)            57         34          76         82         66         54


----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                            CLASS A-II-A TO 10% CALL
----------------------------------------------------------------------------------------------------------
                       DRAW /           0%        20%       25%        30%       35%       40%        45%
                          CPR

Average Life (Years)          0%     13.69       3.85      3.03       2.47      2.06      1.74       1.50
Last Principal                      Oct-24     Aug-13    Jul-11     Feb-10    Jan-09    Mar-08     Aug-07
Payment Date

Average Life (Years)         10%     13.84       5.62      4.30       3.35      2.68      2.19       1.83
Last Principal                      Aug-25     Nov-17    Jun-15     Jun-12    Aug-10    May-09     Jun-08
Payment Date

Average Life (Years)         15%     13.89       6.77      5.18       4.00      3.14      2.52       2.05
Last Principal                      Aug-25     May-18    Sep-17     Sep-14    Nov-11    Mar-10     Dec-08
Payment Date

Average Life (Years)         20%     14.01       8.36      6.25       4.81      3.74      2.95       2.36
Last Principal                      Aug-25     Dec-20    Apr-18     Sep-17    Jan-14    May-11     Sep-09
Payment Date

Average Life (Years)         25%     14.09       8.39      7.72       5.82      4.50      3.51       2.77
Last Principal                      Aug-25     Dec-21    Jun-20     Apr-18    Sep-17    May-13     Nov-10
Payment Date
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                            CLASS A-II-A TO MATURITY
                       DRAW /
                          CPR           0%        20%       25%        30%       35%       40%        45%

Average Life (Years)          0%     13.76       4.08      3.27       2.68      2.24      1.90       1.63
Last Principal                      Nov-26     Jan-20    Sep-17     Sep-17    Aug-15    Nov-13     Jun-12
Payment Date

Average Life (Years)         10%     13.87       5.65      4.38       3.49      2.83      2.34       1.96
Last Principal                      Dec-26     Aug-23    Dec-20     Jun-18    Sep-17    Apr-16     Feb-14
Payment Date

Average Life (Years)         15%     13.92       6.82      5.19       4.06      3.25      2.64       2.18
Last Principal                      Jan-27     Jul-25    Aug-22     Feb-20    Nov-17    Sep-17     Jun-15
Payment Date

Average Life (Years)         20%     14.05       8.37      6.27       4.82      3.79      3.04       2.47
Last Principal                      Nov-27     Mar-25    Aug-24     Sep-21    Jun-19    Sep-17     May-17
Payment Date

Average Life (Years)         25%     14.14       8.40      7.73       5.83      4.51      3.55       2.84
Last Principal                      Nov-27     Jul-25    Jun-24     Aug-23    Dec-20    Oct-18     Sep-17
Payment Date
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                            CLASS A-II-B TO 10% CALL
                       DRAW /
                          CPR           0%        20%       25%        30%       35%       40%        45%

Average Life (Years)          0%     14.94       3.87      3.04       2.48      2.06      1.74       1.50
Last Principal                      Oct-24     Aug-13    Jul-11     Feb-10    Jan-09    Mar-08     Aug-07
Payment Date

Average Life (Years)         10%     15.16       5.70      4.34       3.36      2.69      2.20       1.83
Last Principal                      Aug-25     Nov-17    Jun-15     Jun-12    Aug-10    May-09     Jun-08
Payment Date

Average Life (Years)         15%     15.12       6.90      5.24       4.03      3.15      2.53       2.06
Last Principal                      Aug-25     May-18    Sep-17     Sep-14    Nov-11    Mar-10     Dec-08
Payment Date

Average Life (Years)         20%     15.02       8.57      6.35       4.87      3.77      2.96       2.36
Last Principal                      Aug-25     Dec-20    Apr-18     Sep-17    Jan-14    May-11     Sep-09
Payment Date

Average Life (Years)         25%     14.95       8.78      7.89       5.91      4.55      3.53       2.78
Last Principal                      Aug-25     Dec-21    Jun-20     Apr-18    Sep-17    May-13     Nov-10
Payment Date
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                            CLASS A-II-B TO MATURITY
                       DRAW /
                          CPR           0%        20%       25%        30%       35%       40%        45%

Average Life (Years)          0%     15.13       4.13      3.29       2.69      2.24      1.90       1.63
Last Principal                      Oct-27     Sep-20    Apr-18     Dec-17    Sep-15    Nov-13     Jun-12
Payment Date

Average Life (Years)         10%     15.27       5.77      4.44       3.51      2.84      2.34       1.96
Last Principal                      Oct-27     Jun-24    Sep-21     Jan-19    Apr-18    May-16     Apr-14
Payment Date

Average Life (Years)         15%     15.23       6.97      5.28       4.10      3.27      2.66       2.19
Last Principal                      Oct-27     Sep-25    Jun-23     Oct-20    May-18    Mar-18     Aug-15
Payment Date

Average Life (Years)         20%     15.12       8.61      6.38       4.88      3.82      3.06       2.48
Last Principal                      Oct-27     Oct-26    Nov-24     Jul-22    Jan-20    Apr-18     Jun-17
Payment Date

Average Life (Years)         25%     15.05       8.80      7.91       5.92      4.56      3.58       2.86
Last Principal                      Sep-27     Jan-27    Apr-26     Jan-24    Sep-21    Jun-19     Apr-18
Payment Date
----------------------------------------------------------------------------------------------------------

                          Summary Range (if Applicable)
                                  Statistics
Number of Mortgage Loans                10,150
Aggregate Current Principal
Balance                           $372,809,897.95    $58.47 to  $399,309.28
Average Current Principal Balance   $36,730.04
Aggregate Original Principal
Balance                           $377,999,455.11 $8,500.00 to  $400,000.00
Average Original Principal
Balance                             $37,241.33
Weighted Average Gross Loan Rate         7.55%        4.25% to  14.50%
Weighted Average Original Term             182           60 to  360
Weighted Average Remaining Term            179            5 to  358
Weighted Average Combined
Original LTV                            92.17%       14.00% to  100.00%
Weighted Average FICO Score                728          620 to  842
Weighted Average Borrower DTI           36.77%        2.00% to  55.00%
Balloon Loans (% of Total)              57.39%
Weighted Average Junior Mortgage
Ratio                                   18.11%
                                       0.08% /
Lien Position (1st/ 2nd)                99.92%
Geographic Distribution
                       California       19.81%
                            Texas       14.68%
                         Virginia       10.66%
                         Maryland        5.80%
                       Washington        5.67%


                                        % of
                                         Group I
                    Number   Cut-off    Loans by             Weighted   Weighted   Weighted
                      of       Date     Cut-off    Average    Average    Average   Average
                                          Date
Credit              Group   Principal   Principal Principal  Combined   Residual    Junior
                      I
Score               Loans    Balance     Balance  Balance    LTV Ratio  Income    Ratio (%)
                                                     ($)        (%)        ($)
---------------------------------------------------------------------------------------------
620 - 639              90   2,352,152        0.63  26,135       86.02    5,209        16.20
640 - 659             523  18,041,855        4.84  34,497       89.79    5,841        18.94
660 - 679             806  29,194,292        7.83  36,221       92.28    5,531        18.97
680 - 699           1,407  54,771,343       14.69  38,928       92.54    5,714        20.31
700 - 719           1,415  52,285,528       14.02  36,951       92.62    5,814        18.64
720 - 739           1,581  57,949,289       15.54  36,654       93.21    5,627        18.19
740 - 759           1,624  60,749,338       16.29  37,407       92.73    6,353        17.14
760 - 779           1,475  53,429,534       14.33  36,223       91.30    6,688        16.72
780 - 799             969  35,583,079        9.54  36,721       91.31    7,256        17.09
800 >=                260   8,453,489        2.27  32,513       91.50    6,491        16.03
---------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730       92.17    6,112        18.11
---------------------------------------------------------------------------------------------




                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Mortgage            Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Rate (%)            Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)
-----------------------------------------------------------------------------------------------------
4.001 - 4.500            2     28,593        0.01  14,296      736       81.42     4,688      6.45
4.501 - 5.000            2    118,000        0.03  59,000      728       83.39     5,695     20.51
5.001 - 5.500           27  1,404,689        0.38  52,026      753       84.07     7,161     25.80
5.501 - 6.000          256 10,335,018        2.77  40,371      750       84.83     7,601     18.42
6.001 - 6.500        1,026 41,291,261       11.08  40,245      745       87.83     8,052     16.49
6.501 - 7.000        2,339 86,505,414       23.20  36,984      741       89.81     7,415     16.20
7.001 - 7.500        2,255 79,211,829       21.25  35,127      735       92.90     5,761     17.09
7.501 - 8.000        1,733 62,130,203       16.67  35,851      726       94.61     5,139     18.79
8.001 - 8.500          908 36,074,298        9.68  39,729      715       95.60     4,955     20.23
8.501 - 9.000          541 20,642,739        5.54  38,157      697       95.21     4,638     21.31
9.001 - 9.500          286  9,823,461        2.63  34,348      690       94.55     4,938     19.93
9.501 - 10.000         337 11,377,922        3.05  33,762      686       93.89     4,768     20.26
10.001 - 10.500        166  5,693,023        1.53  34,295      687       95.41     4,277     21.84
10.501 - 11.000         96  2,949,478        0.79  30,724      690       94.37     4,361     21.51
11.001 - 11.500         60  2,200,730        0.59  36,679      691       92.84     6,141     25.63
11.501 - 12.000         46  1,127,790        0.30  24,517      683       94.49     4,153     21.28
12.001 - 12.500         29    839,261        0.23  28,940      678       94.15     3,673     25.29
12.501 - 13.000         19    516,353        0.14  27,176      679       95.58     4,492     22.10
13.001 - 13.500          8    187,934        0.05  23,492      664       95.32     2,472     28.34
13.501 - 14.000         11    271,930        0.07  24,721      673       89.10     3,015     30.51
14.001 - 14.500          3     79,974        0.02  26,658      683       96.78     2,377     30.84
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                         % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Principal           Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Balance($)          Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

0.01 - 25,000.00     3,387 61,431,847       16.48  18,138      729       90.68     4,206     13.39
25,000.01 -          4,816 170,710,700      45.79  35,447      727       92.86     5,154     17.09
50,000.00
50,000.01 -          1,397 84,318,622       22.62  60,357      728       92.99     6,581     20.09
75,000.00
75,000.01 -            412 36,137,899        9.69  87,713      728       92.75     8,428     22.33
100,000.00
100,000.01 -            68  7,636,752        2.05 112,305      733       88.91    10,961     24.63
125,000.00
125,000.01 -            36  5,113,282        1.37 142,036      732       88.12    13,346     25.67
150,000.00
150,000.01 -             8  1,334,705        0.36 166,838      748       83.83    12,649     37.80
175,000.00
175,000.01 -            12  2,305,036        0.62 192,086      738       80.22    15,786     27.66
200,000.00
200,000.01 -             3    643,296        0.17 214,432      703       88.27    18,420     21.88
225,000.00
225,000.01 -             3    726,613        0.19 242,204      732       74.94    12,874     29.70
250,000.00
250,000.01 -             3    774,094        0.21 258,031      693       86.69    19,440     21.63
275,000.00
275,000.01 -             1    277,009        0.07 277,009      767       90.00    34,147     16.67
300,000.00
300,000.01 >=            4  1,400,043        0.38 350,011      765       83.54    21,357     23.92
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------

                                        % of
                                         Group I
Original            Number   Cut-off    Loans by            Weighted  Weighted   Weighted
Combined              of       Date     Cut-off    Average  Average    Average    Average
                                          Date
Loan-to-Value       Group   Principal   Principal Principal  Credit   Residual    Junior
                      I
Ratio (%)           Loans    Balance     Balance  Balance    Score   Income ($)  Ratio (%)
                                                     ($)

10.01 - 20.00            4    114,944        0.03  28,736      695     7,916         60.73
20.01 - 30.00            9    281,820        0.08  31,313      749     4,630         48.47
30.01 - 40.00           17    681,613        0.18  40,095      731     8,879         46.27
40.01 - 50.00           27  1,121,420        0.30  41,534      718     6,852         30.06
50.01 - 60.00           57  2,657,335        0.71  46,620      724     9,593         29.67
60.01 - 70.00          106  4,690,164        1.26  44,247      735     8,857         24.10
70.01 - 75.00          108  5,140,155        1.38  47,594      720     8,555         23.55
75.01 - 80.00          261 13,634,398        3.66  52,239      724     9,256         21.80
80.01 - 85.00          585 16,374,193        4.39  27,990      727     6,423         17.13
85.01 - 90.00        3,088 96,107,847       25.78  31,123      728     6,979         14.26
90.01 - 95.00        3,642 138,185,234      37.07  37,942      731     5,806         17.19
95.01 - 100.00       2,246 93,820,776       25.17  41,772      724     4,766         21.68
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728     6,112         18.11
-----------------------------------------------------------------------------------------------------

                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted
                      of       Date     Cut-off    Average  Average    Average    Average
                                          Date
Junior              Group   Principal   Principal Principal  Credit   Combined   Residual
                      I
Ratio (%)           Loans    Balance     Balance  Balance    Score    LTV Ratio  Income
                                                     ($)                 (%)        ($)

0.01 - 5.00            119  1,630,657        0.44  13,703      735       79.95     9,045
5.01 - 10.00           978 19,995,422        5.37  20,445      732       84.90     7,033
10.01 - 15.00        2,899 85,262,940       22.89  29,411      731       89.39     6,878
15.01 - 20.00        4,706 187,547,420      50.35  39,853      731       95.25     5,780
20.01 - 25.00          700 35,406,476        9.50  50,581      719       92.67     6,329
25.01 - 30.00          301 17,083,429        4.59  56,756      714       91.14     5,959
30.01 - 40.00          268 15,050,732        4.04  56,159      713       88.62     5,208
40.01 - 50.00          109  6,807,605        1.83  62,455      717       86.57     4,913
50.01 - 60.00           31  1,770,626        0.48  57,117      706       76.89     3,984
60.01 - 70.00           12    800,858        0.21  66,738      726       79.73     3,928
70.01 - 80.00           11    620,044        0.17  56,368      712       64.82     3,555
80.01 - 90.00            5    383,633        0.10  76,727      726       59.78     2,094
90.01 - 100.00           3    161,614        0.04  53,871      680       69.40     6,562
-----------------------------------------------------------------------------------------------------
TOTAL:              10,142 372,521,455     100.00  36,731      728       92.21     6,114
-----------------------------------------------------------------------------------------------------

                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
                    Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Original Term       Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

1 - 96                  17    546,847        0.15  32,167      709       86.38     7,883     20.44
109 - 120              206  5,834,676        1.57  28,324      720       89.22     4,890     23.62
169 - 180            9,549 349,597,367      93.77  36,611      729       92.26     6,156     17.74
181 - 288              317 13,368,498        3.59  42,172      715       91.65     5,749     22.84
289 - 300               59  3,366,918        0.90  57,066      698       90.57     4,727     28.06
301 >=                   2     95,593        0.03  47,796      698       97.10     9,215     17.41
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
Remaining             of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Terms               Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
(mos.)              Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

1 - 96                  55  1,295,784        0.35  23,560      696       90.86     5,303     22.41
97 - 108                 9    193,515        0.05  21,502      678       88.28     2,942     26.26
109 - 120              208  5,892,548        1.58  28,330      720       89.04     4,881     23.56
121 - 144              361  9,544,569        2.56  26,439      714       91.48     5,460     20.52
145 - 156                2     60,510        0.02  30,255      674       88.04     2,872     28.56
157 - 168                7    224,662        0.06  32,095      723       86.81     5,078     15.12
169 - 180            9,131 338,994,578      90.93  37,126      729       92.28     6,185     17.65
181 - 288              321 13,373,476        3.59  41,662      715       91.93     5,701     22.52
289 - 300               54  3,134,664        0.84  58,049      699       90.35     4,773     27.77
301 >=                   2     95,593        0.03  47,796      698       97.10     9,215     17.41
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Year of             Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Origination         Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

1995                    13    246,538        0.07  18,964      682       94.04     2,642     22.54
1996                    15    297,312        0.08  19,821      681       93.48     3,418     23.09
1997                     9    217,442        0.06  24,160      685       89.46     3,193     27.20
1998                   327  8,843,990        2.37  27,046      714       91.06     5,106     21.81
1999                    65  1,652,872        0.44  25,429      703       91.17     6,919     20.85
2000                     2     60,510        0.02  30,255      674       88.04     2,872     28.56
2002                    59  2,109,901        0.57  35,761      715       83.03     6,215     20.10
2003                 9,660 359,381,333      96.40  37,203      728       92.26     6,139     17.96
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------

                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
                    Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
State               Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

California           1,686 73,853,269       19.81  43,804      727       90.68     5,856     16.98
Texas                1,955 54,729,664       14.68  27,995      737       91.88     7,278     14.91
Virginia               822 39,742,158       10.66  48,348      737       91.54     8,129     17.68
Maryland               509 21,617,336        5.80  42,470      729       91.20     7,616     17.06
Washington             594 21,146,629        5.67  35,600      732       94.42     4,790     18.24
Georgia                509 18,194,194        4.88  35,745      728       95.48     5,308     17.79
Colorado               404 15,413,498        4.13  38,152      726       92.95     5,208     18.51
Oregon                 356 10,858,988        2.91  30,503      731       95.24     4,366     17.48
Florida                286 10,601,698        2.84  37,069      712       91.71     5,611     23.35
Arizona                319  9,779,936        2.62  30,658      724       92.92     5,444     17.92
New Jersey             202  8,516,610        2.28  42,161      726       88.79     6,299     18.79
Other                2,508 88,355,920       23.70  35,230      720       92.68     5,297     20.90
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                         % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
                    Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Property Type       Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

Single Family        6,352 236,952,005      63.56  37,304      725       91.85     5,995     19.09
Residence
PUD Detached         2,593 95,007,308       25.48  36,640      732       92.37     6,686     16.29
Condominium            668 21,824,373        5.85  32,671      736       93.60     5,168     16.78
PUD Attached           371 13,235,340        3.55  35,675      737       94.00     5,756     16.87
Multifamily (2-4        77  3,019,765        0.81  39,218      731       91.77     5,381     16.46
Units)
Townhouse/Rowhouse      68  2,348,257        0.63  34,533      737       94.01     6,722     15.39
Attached
Manufactured Home       18    343,772        0.09  19,098      733       89.26     3,734     16.82
Townhouse/Rowhouse       3     79,078        0.02  26,359      707       95.51     4,559     16.13
Detached
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Loan                Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Purpose             Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)


Purchase Money       5,059 192,610,519      51.66  38,073      738       93.99     6,438     16.28
Rate/Term Refinance  2,283 71,728,424       19.24  31,418      726       89.59     6,548     16.08
Debt Consolidation   1,562 63,184,525       16.95  40,451      708       91.39     4,712     24.55
Cash                   973 35,389,610        9.49  36,372      714       89.70     5,823     19.69
Home Imp/Debt           91  3,823,380        1.03  42,015      729       89.15     7,286     19.44
Consol
Other                  114  3,482,707        0.93  30,550      722       88.68     6,392     24.19
Home Improvement        45  1,704,016        0.46  37,867      722       89.08     5,365     23.69
Asset Acquisition       11    428,147        0.11  38,922      743       92.98     5,492     19.30
Convenience              9    358,767        0.10  39,863      723       93.27     7,851     19.36
Medical                  3     99,804        0.03  33,268      696       90.75     6,253     12.19
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Lien                Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Position            Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)

1st Lien                 8    288,443        0.08  36,055      723       46.03     2,524    N/A
2nd Lien            10,142 372,521,455      99.92  36,731      728       92.21     6,114     18.11
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------
                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted  Weighted
                      of       Date     Cut-off    Average  Average    Average    Average   Average
                                          Date
Debt-to-Income      Group   Principal   Principal Principal  Credit   Combined   Residual   Junior
                      I
Ratio (%)           Loans    Balance     Balance  Balance    Score    LTV Ratio  Income    Ratio (%)
                                                     ($)                 (%)        ($)


<= 5.00                 11    244,360        0.07  22,215      720       95.66    60,136     26.07
5.01 - 10.00            15    513,569        0.14  34,238      747       86.14    18,295     15.12
10.01 - 15.00           82  2,926,224        0.78  35,686      739       84.39    21,577     17.24
15.01 - 20.00          301  9,675,887        2.60  32,146      748       89.96    12,218     15.97
20.01 - 25.00          699 22,790,233        6.11  32,604      743       91.50     9,213     17.48
25.01 - 30.00        1,413 48,794,461       13.09  34,533      737       91.51     7,545     17.62
30.01 - 35.00        1,852 66,460,701       17.83  35,886      730       92.12     6,665     18.07
35.01 - 40.00        2,157 80,953,860       21.71  37,531      727       92.49     5,481     18.00
40.01 - 45.00        2,446 95,511,785       25.62  39,048      720       92.68     4,606     18.67
45.01 - 50.00        1,124 42,647,711       11.44  37,943      720       92.75     3,754     18.59
50.01 - 55.00           50  2,291,106        0.61  45,822      744       91.71     3,559     18.15
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17     6,112     18.11
-----------------------------------------------------------------------------------------------------


                                        % of
                                         Group I
                    Number   Cut-off    Loans by            Weighted  Weighted   Weighted
Residual              of       Date     Cut-off    Average  Average    Average    Average
                                          Date
Income              Group   Principal   Principal Principal  Credit   Combined    Junior
                      I
Balances ($)        Loans    Balance     Balance  Balance    Score    LTV Ratio  Ratio (%)
                                                     ($)                 (%)
<= 1,499.99            188  4,035,474        1.08  21,465      714       92.96       23.87
1,500.00 - 1,999.00    473 11,665,108        3.13  24,662      720       92.41       22.64
1,999.01 - 2,999.00  1,715 47,593,941       12.77  27,752      722       93.37       20.27
2,999.01 - 3,999.00  2,066 67,273,661       18.05  32,562      724       93.50       18.75
3,999.01 - 4,999.00  1,787 63,641,467       17.07  35,614      727       93.17       17.61
4,999.01 - 5,999.00  1,281 49,295,300       13.22  38,482      729       92.35       17.50
>= 5,999.01          2,640 129,304,947      34.68  48,979      733       90.43       16.89
-----------------------------------------------------------------------------------------------------
TOTAL:              10,150 372,809,898     100.00  36,730      728       92.17       18.11
-----------------------------------------------------------------------------------------------------

GROUP II-A COLLATERAL SUMMARY
-------------------------------------------------------------------------------

                                        Summary           Range (if Applicable)
                                        Statistics
Number of Revolving Credit Loans                 2,758
Aggregate Current Principal Balance     $104,896,029.98$19,891.3to  $243,475.98
Average Current Principal Balance           $38,033.37
Aggregate Credit Limit Balance          $116,668,242.00$19,950.0to  $250,000.00
Average Credit Limit Balance                $42,301.76
Weighted Average Credit Utilization             89.91%   15.21% to  100.87%
Rate
Weighted Average Initial Loan Rate               3.85%    2.75% to  9.50%
Weighted Average Gross Margin                    2.31%    0.00% to  5.50%
Weighted Average Maximum Loan Rate              19.62%   10.00% to  25.00%
Weighted Average Original Term                     209      179 to  360
Weighted Average Remaining Term                    195       12 to  300
Weighted Average Remaining Months to                 4        0 to  17
Fully Indexed Date
Weighted Average Months to Repayment               137        0 to  180
Period
Weighted Average Combined OLTV                  83.76%    7.00% to  100.00%
Weighted Average FICO Score                        718      620 to  822
Weighted Average Borrower DTI                   37.68%    5.00% to  55.00%
Balloon Loans (% of Total)                      51.92%
Weighted Average Junior Mortgage Ratio          24.00%
Lien Position (1st/2nd)                        5.57% /
                                     94.43%
Geographic Distribution
                             California         21.85%
                                Florida          9.60%
                               Michigan          8.53%
                               Colorado          6.86%
                             New Jersey          5.78%
                             Washington          5.48%



                                         % of Group           Weighted
                                            II-A
                     Number   Cut-off     Loans by             Average   Weighted  Weighted
                       of       Date    Cut-off Date Average  Combined   Average    Average
Credit              Group    Principal   Principal   Principal   LTV     Residual   Junior
                      II-A
Score                Loans    Balance     Balance    Balance  Ratio (%) Income ($) Ratio (%)
                                                       ($)
------------------------------------------------------------------------------------------------------
620 - 639               61   1,700,492       1.62     27,877     84.55    3,999       18.31
640 - 659              243   8,581,455       8.18     35,315     87.92    4,576       21.14
660 - 679              334   12,571,882     11.99     37,640     89.65    5,001       23.11
680 - 699              440   16,551,146     15.78     37,616     85.06    4,447       24.19
700 - 719              386   14,573,553     13.89     37,755     84.18    4,447       23.03
720 - 739              409   15,571,868     14.85     38,073     83.84    4,577       24.48
740 - 759              332   12,654,036     12.06     38,115     84.89    4,763       23.07
760 - 779              328   13,159,863     12.55     40,122     79.70    5,052       25.32
780 - 799              185   7,698,342       7.34     41,613     77.19    4,979       27.44
800 >=                  40   1,833,392       1.75     45,835     65.00    4,292       33.94
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     83.76    4,686       24.00
------------------------------------------------------------------------------------------------------

                                         % of Group
                                            II-A
Credit               Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
Limit                  of       Date    Cut-off Date Average   Average   Average    Average  Average
Utilization         Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Rate (%)             Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)

------------------------------------------------------------------------------------------------------
10.01 - 20.00            3      61,971       0.06     20,657     729        57.78   4,210      59.32
20.01 - 30.00           17     431,341       0.41     25,373     760        61.56   6,334      39.10
30.01 - 40.00           41   1,129,735       1.08     27,555     747        67.38   5,994      38.16
40.01 - 50.00           43   1,396,541       1.33     32,478     746        65.90   6,513      31.19
50.01 - 60.00           51   1,855,411       1.77     36,381     731        73.35   5,853      29.49
60.01 - 70.00           87   3,225,263       3.07     37,072     729        71.75   4,748      31.19
70.01 - 80.00          111   4,070,260       3.88     36,669     721        78.19   5,523      24.73
80.01 - 90.00          183   6,378,447       6.08     34,855     719        81.15   4,550      24.38
90.01 - 100.00       2,218   86,178,595     82.16     38,854     716        87.22   4,577      22.31
100.01 - 110.00          4     168,465       0.16     42,116     690        60.39   3,640      27.43
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------

                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
Range of               of       Date    Cut-off Date Average   Average   Average    Average  Average
Credit              Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Limit ($)            Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)

------------------------------------------------------------------------------------------------------
0.01 - 25,000.00       465   10,494,263     10.00     22,568     708        89.30   3,758      14.76
25,000.01 -          1,728   59,190,665     56.43     34,254     714        88.97   4,559      19.39
50,000.00
50,000.01 -            373   20,659,230     19.69     55,387     719        82.71   5,021      29.02
75,000.00
75,000.01 -            165   11,186,147     10.66     67,795     734        66.29   5,414      41.59
100,000.00
100,000.01 -             6     587,761       0.56     97,960     742        63.14   7,249      44.30
125,000.00
125,000.01 -            11   1,216,988       1.16    110,635     762        74.34   7,593      56.12
150,000.00
150,000.01 -             2     311,207       0.30    155,604     729        26.42       0
175,000.00                                                                                    N/A
175,000.01 -             4     487,615       0.46    121,904     768        63.78   3,718
200,000.00                                                                                    N/A
200,000.01 -             1     125,284       0.12    125,284     775        70.00   3,471
225,000.00                                                                                    N/A
225,000.01 -             3     636,871       0.61    212,290     772        45.91   3,546
250,000.00                                                                                    N/A
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------


                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
Mortgage            Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Rate (%)             Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


------------------------------------------------------------------------------------------------------
2.501 - 3.000        1,903   72,950,922     69.55     38,335     718        85.41   4,794      23.83
3.001 - 3.500            4     134,609       0.13     33,652     716        91.40   4,803      13.89
3.501 - 4.000          201   7,233,898       6.90     35,990     719        84.86   4,889      22.11
4.001 - 4.500           80   2,973,716       2.83     37,171     736        70.89   6,277      32.39
4.501 - 5.000           68   2,705,040       2.58     39,780     710        65.76   5,162      28.74
5.001 - 5.500           50   1,962,823       1.87     39,256     722        75.58   5,145      30.37
5.501 - 6.000           87   4,297,139       4.10     49,392     735        53.82   2,021      23.72
6.001 - 6.500           64   2,188,288       2.09     34,192     726        92.24   5,153      22.17
6.501 - 7.000           90   3,134,006       2.99     34,822     740        96.55   4,076      20.88
7.001 - 7.500           88   3,062,754       2.92     34,804     696        96.70   4,276      20.33
7.501 - 8.000           57   1,848,685       1.76     32,433     679        95.41   4,016      23.28
8.001 - 8.500           53   1,848,993       1.76     34,887     671        98.06   4,216      21.37
8.501 - 9.000           12     500,697       0.48     41,725     685        95.26   3,671      24.13
9.001 - 9.500            1      54,459       0.05     54,459     662       100.00   3,203      26.48
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------



                                         % of Group
                                            II-A
Maximum              Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
Loan                   of       Date    Cut-off Date Average   Average   Average    Average  Average
Rates (%)           Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
(HELOC only)         Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)

 ------------------------------------------------------------------------------------------------------
10.000                   1      27,260       0.03     27,260     681       100.00   1,622      32.28
14.000                   1      88,000       0.08     88,000     765        91.00   2,646
                                                                                              N/A
16.000                  22     683,988       0.65     31,090     737        92.89   3,908      20.03
18.000               1,975   74,847,230     71.35     37,897     717        83.15   4,722      23.58
20.000                  18     659,051       0.63     36,614     700        92.62   3,760      22.57
21.000                  35   1,184,875       1.13     33,854     710        91.77   4,563      25.27
21.750                  11     400,779       0.38     36,434     712        86.68   3,576      28.24
22.200                  10     464,784       0.44     46,478     742        81.41   4,693      30.39
24.000                 579   22,387,582     21.34     38,666     717        83.70   4,684      25.43
25.000                 106   4,152,480       3.96     39,174     739        90.15   4,533      22.44
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------

                                         % of Group
                                            II-A
Original             Number   Cut-off     Loans by            Weighted   Weighted  Weighted
Combined               of       Date    Cut-off Date Average   Average   Average    Average
Loan-to-Value       Group    Principal   Principal   Principal Credit    Residual   Junior
                      II-A
Ratio (%)            Loans    Balance     Balance    Balance    Score   Income ($) Ratio (%)
                                                       ($)

------------------------------------------------------------------------------------------------------
0.01 - 10.00             1      24,652       0.02     24,652     800       2,002
                                                                                     N/A
10.01 - 20.00           21   1,112,833       1.06     52,992     747       3,082      48.34
20.01 - 30.00           31   2,020,352       1.93     65,173     744       2,539      47.09
30.01 - 40.00           32   1,511,305       1.44     47,228     746       7,181      41.16
40.01 - 50.00           33   1,799,564       1.72     54,532     729       5,607      48.80
50.01 - 60.00           76   3,719,614       3.55     48,942     727       4,464      31.96
60.01 - 70.00          118   5,644,108       5.38     47,831     725       6,197      30.27
70.01 - 75.00           97   4,262,200       4.06     43,940     733       5,210      32.33
75.01 - 80.00          219   9,580,510       9.13     43,747     720       5,369      30.01
80.01 - 85.00           90   3,693,740       3.52     41,042     707       4,715      26.57
85.01 - 90.00          676   21,807,501     20.79     32,260     714       4,784      18.83
90.01 - 95.00          735   26,061,279     24.84     35,458     714       4,579      19.58
95.01 - 100.00         629   23,658,372     22.55     37,613     715       4,045      22.53
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718       4,686      24.00
------------------------------------------------------------------------------------------------------


                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average
Junior              Group    Principal   Principal   Principal Credit    Combined  Residual
                      II-A
Ratio (%)            Loans    Balance     Balance    Balance    Score   LTV Ratio  Income
                                                       ($)                 (%)        ($)

------------------------------------------------------------------------------------------------------
5.01 - 10.00            70   1,627,250       1.64     23,246     709        84.52   5,087
10.01 - 15.00          545   15,160,852     15.31     27,818     715        88.70   4,927
15.01 - 20.00        1,111   38,033,785     38.40     34,234     716        93.34   4,765
20.01 - 25.00          353   13,680,382     13.81     38,755     714        87.29   4,571
25.01 - 30.00          224   9,935,509      10.03     44,355     712        83.87   4,517
30.01 - 40.00          225   11,523,809     11.63     51,217     718        77.79   5,035
40.01 - 50.00           92   5,611,935       5.67     60,999     728        77.29   5,515
50.01 - 60.00           34   2,206,249       2.23     64,890     733        68.46   5,604
60.01 - 70.00           12     794,023       0.80     66,169     746        66.43   4,932
70.01 - 80.00            3      78,248       0.08     26,083     773        50.02   3,988
80.01 - 90.00            2     175,000       0.18     87,500     688        53.57   4,216
90.01 - 100.00           4     228,785       0.23     57,196     741        45.77   4,106
------------------------------------------------------------------------------------------------------
TOTAL:               2,675   99,055,827    100.00     37,030     716        86.52   4,834
------------------------------------------------------------------------------------------------------


                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
Remaining              of       Date    Cut-off Date Average   Average   Average    Average  Average
Terms               Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
(mos.)               Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)

 ------------------------------------------------------------------------------------------------------
1 - 96                  44   2,876,895       2.74     65,384     739        38.69     269      23.53
97 - 108                 4     147,276       0.14     36,819     642        84.03   4,329      29.86
109 - 120               84   2,884,326       2.75     34,337     703        89.29   4,974      26.69
121 - 144              114   3,889,378       3.71     34,117     713        82.28   5,040      26.70
145 - 156                1      32,417       0.03     32,417     782        95.00   4,173      28.66
157 - 168                1      49,683       0.05     49,683     792        41.00   5,117      40.00
169 - 180            1,807   69,480,857     66.24     38,451     717        86.88   4,539      23.93
181 - 288              175   6,216,153       5.93     35,521     710        76.29   4,641      27.28
289 - 300              528   19,319,044     18.42     36,589     723        83.55   5,775      21.96
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------



                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
Year of             Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Origination          Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


------------------------------------------------------------------------------------------------------
1989                     8     681,414       0.65     85,177     743        38.82       0     N/A
1990                    13     638,685       0.61     49,130     729        33.50       0     N/A
1991                     8     373,239       0.36     46,655     723        34.92       0     N/A
1992                     9     787,828       0.75     87,536     752        43.79       0     N/A
1993                     3     255,584       0.24     85,195     752        30.73       0     N/A
1994                    27   1,067,472       1.02     39,536     709        75.41   4,920      32.79
1995                    11     335,656       0.32     30,514     657        75.81   4,126      24.24
1996                    12     451,809       0.43     37,651     693        79.39   5,301      25.77
1997                    17     598,258       0.57     35,192     681        80.11   4,423      29.21
1998                   276   9,595,563       9.15     34,767     713        81.86   4,978      26.76
1999                    35   1,123,287       1.07     32,094     704        79.04   3,925      22.96
2000                     1      32,417       0.03     32,417     782        95.00   4,173      28.66
2001                     1      23,055       0.02     23,055     770        67.00   2,883      25.78
2002                    14     568,328       0.54     40,595     739        76.83   5,388      29.71
2003                 2,323   88,363,437     84.24     38,039     719        86.20   4,803      23.46
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------


                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
                    Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
State                Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


------------------------------------------------------------------------------------------------------
California             546   22,924,556     21.85     41,986     715        73.57   4,297      25.11
Florida                257   10,066,870      9.60     39,171     711        88.35   4,228      26.63
Michigan               254   8,947,196       8.53     35,225     716        88.81   4,772      20.82
Colorado               198   7,194,451       6.86     36,336     724        88.99   4,340      20.96
New Jersey             140   6,065,029       5.78     43,322     741        75.46   5,770      26.39
Washington             153   5,753,139       5.48     37,602     731        90.63   4,406      22.56
Arizona                146   5,142,713       4.90     35,224     724        90.76   4,988      20.84
Georgia                146   4,972,393       4.74     34,057     711        92.88   4,470      20.20
Oregon                  96   3,295,023       3.14     34,323     717        91.72   4,254      21.35
Utah                    76   2,537,278       2.42     33,385     727        90.27   4,981      22.95
Virginia                62   2,534,923       2.42     40,886     704        90.45   4,701      23.61
Massachusetts           53   2,416,798       2.30     45,600     732        70.85   5,176      27.17
Other                  631   23,045,661     21.97     36,522     713        85.40   5,088      25.38
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------


                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
                    Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Property Type        Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


  ------------------------------------------------------------------------------------------------------
Single Family        2,057   79,211,832     75.51     38,508     716        82.55   4,629      24.99
Residence
PUD Detached           400   14,834,546     14.14     37,086     727        87.26   4,944      20.56
Condominium            177   6,160,616       5.87     34,806     724        88.45   4,621      20.59
PUD Attached            61   2,271,141       2.17     37,232     721        89.59   4,704      22.77
Multifamily (2-4        43   1,754,181       1.67     40,795     726        85.01   5,530      19.51
Units)
Townhouse/Rowhouse      14     511,058       0.49     36,504     729        88.59   4,275      33.11
Attached
Manufactured Home        6     152,656       0.15     25,443     667        87.31   3,387      20.72
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------

                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
Lien                Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Position             Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


------------------------------------------------------------------------------------------------------
1st Lien                83   5,840,203       5.57     70,364     743        43.20   2,171     N/A
2nd Lien             2,675   99,055,827     94.43     37,030     716        86.52   4,834      24.00
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------

                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
                    Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Occupancy            Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


------------------------------------------------------------------------------------------------------
Primary              2,738   104,072,046    99.21     38,010     718        83.78   4,575      23.99
Second/Vacation         12     477,134       0.45     39,761     726        74.53  25,649      27.28
Non-Owner Occupied       8     346,850       0.33     43,356     760        89.43   9,130      20.91
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------

                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
Principal           Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Balance($)           Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)



------------------------------------------------------------------------------------------------------
0.01 - 25,000.00       636   14,379,389     13.71     22,609     714        84.37   4,087      19.11
25,000.01 -          1,689   59,722,778     56.94     35,360     715        87.20   4,576      20.88
50,000.00
50,000.01 -            330   20,297,025     19.35     61,506     719        81.60   5,341      30.87
75,000.00
75,000.01 -             84   7,678,248       7.32     91,408     733        68.96   5,017      42.06
100,000.00
100,000.01 -             5     556,644       0.53    111,329     753        65.89   7,285      44.98
125,000.00
125,000.01 -             7     959,185       0.91    137,026     766        75.13   4,628      54.56
150,000.00
150,000.01 -             4     622,486       0.59    155,621     728        44.78   1,588     N/A
175,000.00
175,000.01 -             1     196,800       0.19    196,800     790        80.00   4,191     N/A
200,000.00
225,000.01 -             2     483,476       0.46    241,738     780        41.73   4,671     N/A
250,000.00
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------

                                        % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
Gross               Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Margin (%)           Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)



------------------------------------------------------------------------------------------------------
<= 0.000                47   2,086,635       1.99     44,396     734        63.82   5,549      31.41
0.001 - 0.500          218   9,861,744       9.40     45,237     747        62.76   6,028      34.72
0.501 - 1.000          227   10,310,132      9.83     45,419     724        68.11   5,482      30.79
1.001 - 1.500          314   11,335,650     10.81     36,101     735        81.76   5,581      22.86
1.501 - 2.000          458   17,772,694     16.94     38,805     741        79.96   4,185      20.81
2.001 - 2.500          321   11,510,718     10.97     35,859     737        93.97   4,261      21.04
2.501 - 3.000          344   12,553,107     11.97     36,492     718        95.01   4,244      20.39
3.001 - 3.500          301   10,759,804     10.26     35,747     693        95.00   4,361      21.24
3.501 - 4.000          260   8,887,049       8.47     34,181     675        94.50   4,026      21.60
4.001 - 4.500          195   6,940,507       6.62     35,592     665        96.31   4,380      21.13
4.501 - 5.000           70   2,757,454       2.63     39,392     663        95.79   3,816      24.92
5.001 - 5.500            3     120,536       0.11     40,179     677        88.08   3,476      21.96
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------




                                        % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted  Weighted
                       of       Date    Cut-off Date Average   Average   Average    Average  Average
Debt-to-Income      Group    Principal   Principal   Principal Credit    Combined  Residual   Junior
                      II-A
Ratio (%)            Loans    Balance     Balance    Balance    Score   LTV Ratio  Income    Ratio
                                                       ($)                 (%)        ($)      (%)


------------------------------------------------------------------------------------------------------
<= 5.00                 44   2,872,795       2.74     65,291     739        39.30   1,374      31.80
5.01 - 10.00             5     188,696       0.18     37,739     766        50.56  20,874      44.65
10.01 - 15.00           27   1,189,904       1.13     44,071     752        67.26  14,578      32.63
15.01 - 20.00           56   2,043,668       1.95     36,494     738        80.67   9,018      24.15
20.01 - 25.00          163   6,044,244       5.76     37,081     732        79.27   7,698      25.18
25.01 - 30.00          302   10,742,479     10.24     35,571     720        84.82   5,938      24.93
30.01 - 35.00          420   15,382,645     14.66     36,625     718        86.34   5,255      23.23
35.01 - 40.00          572   21,598,114     20.59     37,759     716        85.58   4,781      23.15
40.01 - 45.00          791   30,219,681     28.81     38,204     711        86.70   3,612      24.29
45.01 - 50.00          368   14,055,957     13.40     38,196     717        87.28   3,015      22.90
50.01 - 55.00           10     557,848       0.53     55,785     729        89.31   3,516      26.34
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76   4,686      24.00
------------------------------------------------------------------------------------------------------
                                         % of Group
                                            II-A
                     Number   Cut-off     Loans by            Weighted   Weighted  Weighted
Residual               of       Date    Cut-off Date Average   Average   Average    Average
Income              Group    Principal   Principal   Principal Credit    Combined   Junior
                      II-A
Balances ($)         Loans    Balance     Balance    Balance    Score   LTV Ratio  Ratio (%)
                                                       ($)                 (%)


------------------------------------------------------------------------------------------------------
<= 1,499.99            103   4,707,163       4.49     45,701     733        51.58     31.27
1,500.00 - 1,999.00    138   4,464,061       4.26     32,348     717        86.21     26.02
1,999.01 - 2,999.00    566   18,961,535     18.08     33,501     717        88.58     23.91
2,999.01 - 3,999.00    637   23,654,341     22.55     37,134     712        86.67     23.78
3,999.01 - 4,999.00    493   18,873,830     17.99     38,284     714        86.71     23.25
4,999.01 - 5,999.00    332   13,498,932     12.87     40,659     721        85.75     22.61
>= 5,999.01            489   20,736,168     19.77     42,405     725        80.30     24.96
------------------------------------------------------------------------------------------------------
TOTAL:               2,758   104,896,030   100.00     38,033     718        83.76     24.00
------------------------------------------------------------------------------------------------------





Group II_B Collateral Summary

--------------------------------------------------------------------------------


                                        Summary           Range (if Applicable)
                                        Statistics
Number of Revolving Credit Loans                 3,048
Aggregate Current Principal Balance     $104,944,694.251,002.10 to  300,000.00
Average Current Principal Balance           $34,430.67
Aggregate Credit Limit Balance          $153,355,853.7910,000.00to  500,000.00
Average Credit Limit Balance                $50,313.60
Weighted Average Credit Utilization             68.43%    0.72% to  100.00%
Rate
Weighted Average Initial Loan Rate               3.58%    3.00% to  9.25%
Weighted Average Gross Margin                    1.76%    0.00% to  6.00%
Weighted Average Maximum Loan Rate              19.93%   14.00% to  25.00%
Weighted Average Original Term                     221      179 to  360
Weighted Average Remaining Term                    213       10 to  359
Weighted Average Remaining Months to                 4        0 to  7
Fully Indexed Date
Weighted Average Months to Repayment               151        0 to  180
Period
Weighted Average Combined OLTV                  78.98%    3.00% to  100.00%
Weighted Average FICO Score                        728      621 to  820
Weighted Average Borrower DTI                   36.57%    2.00% to  55.00%
Balloon Loans (% of Total)                      49.22%
Weighted Average Junior Mortgage Ratio          20.09%
Lien Position (1st/2nd)                 0.55% / 99.45%
Geographic Distribution
                             California         35.52%
                             New Jersey          7.88%
                               Michigan          7.74%
                                Florida          5.97%
                               Colorado          5.31%
                                Arizona          5.22%
                             Washington          5.12%

--------------------------------------------------------------------------------



                                        % of Group             Weighted
                                           II-B
                     Number   Cut-off    Loans by              Average   Weighted  Weighted
                       of       Date      Cut-off    Average   Combined   Average   Average
                                           Date
Credit              Group    Principal   Principal  Principal    LTV     Residual   Junior
                      II-B
Score                Loans    Balance     Balance   Balance   Ratio (%)  Income    Ratio (%)
                                                       ($)                  ($)

-------------------------------------------------------------------------------------------------------
620 - 639               81   1,473,018       1.40    18,185      83.61     5,318      11.80
640 - 659              186   4,921,960       4.69    26,462      86.87     6,618      13.87
660 - 679              237   8,520,551       8.12    35,952      83.53     9,665      16.95
680 - 699              401   14,576,122     13.89    36,349      81.97    10,437      18.12
700 - 719              386   14,693,060     14.00    38,065      80.20    10,725      18.73
720 - 739              394   14,232,437     13.56    36,123      81.47     9,889      19.05
740 - 759              492   17,586,462     16.76    35,745      78.18    11,759      20.33
760 - 779              510   17,839,797     17.00    34,980      75.19     9,143      22.98
780 - 799              308   9,731,234       9.27    31,595      73.47     9,960      24.62
800 >=                  53   1,370,054       1.31    25,850      74.77     6,989      21.12
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      78.98    10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
Credit               Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
Limit                  of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Utilization         Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Rate (%)             Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)

-------------------------------------------------------------------------------------------------------
0.01 - 10.00           199     857,650       0.82     4,310      750         68.18  9,565      29.79
10.01 - 20.00          193   1,833,019       1.75     9,498      742         67.80  9,858      24.76
20.01 - 30.00          171   2,535,129       2.42    14,825      743         73.19  7,945      23.48
30.01 - 40.00          156   2,500,889       2.38    16,031      738         72.29  6,826      17.61
40.01 - 50.00          144   3,296,546       3.14    22,893      740         75.92  8,845      20.63
50.01 - 60.00          133   3,178,561       3.03    23,899      734         77.73  8,962      16.96
60.01 - 70.00          125   3,564,609       3.40    28,517      737         78.48 10,286      18.41
70.01 - 80.00          155   5,165,085       4.92    33,323      732         78.98 10,849      19.23
80.01 - 90.00          165   6,188,164       5.90    37,504      720         79.35 14,258      24.01
90.01 - 100.00       1,607   75,825,042     72.25    47,184      725         84.61  9,859      17.38
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
Range of               of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Credit              Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Limit ($)            Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)
 -------------------------------------------------------------------------------------------------------
0.01 - 25,000.00     1,178   15,833,900     15.09    13,441      716         83.68  4,132      11.79
25,000.01 -            684   16,345,247     15.58    23,897      724         77.84  7,187      14.72
50,000.00
50,000.01 -            566   28,251,872     26.92    49,915      724         83.74  9,837      16.79
75,000.00
75,000.01 -            478   26,967,941     25.70    56,418      731         76.85 10,452      22.83
100,000.00
100,000.01 -            29   2,961,089       2.82   102,107      736         84.93  9,075      23.05
125,000.00
125,000.01 -            47   4,767,859       4.54   101,444      749         83.63 15,822      26.98
150,000.00
150,000.01 -            15   1,818,144       1.73   121,210      741         80.76 11,574      33.33
175,000.00
175,000.01 -            38   5,800,617       5.53   152,648      747         66.30 16,809      37.91
200,000.00
225,000.01 -             4     416,100       0.40   104,025      754         70.75  9,945      40.33
250,000.00
250,000.01 -             1     250,000       0.24   250,000      733         70.00 15,930      28.96
275,000.00
275,000.01 -             5   1,388,739       1.32   277,748      703         60.60 51,005      41.08
300,000.00
300,000.01 >=            3     143,187       0.14    47,729      735         35.67 49,869      51.95
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------
                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Mortgage            Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Rate (%)             Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)



-------------------------------------------------------------------------------------------------------
2.501 - 3.000        2,110   80,167,668     76.39    37,994      729         79.05 10,152      19.98
3.001 - 3.500            5      98,564       0.09    19,713      718         92.98  5,416      13.79
3.501 - 4.000          233   8,104,282       7.72    34,782      726         81.62 11,425      16.94
4.001 - 4.500          129   2,272,456       2.17    17,616      747         67.94 10,784      25.03
4.501 - 5.000           75   1,511,263       1.44    20,150      723         61.62 13,956      26.38
5.001 - 5.500           65   1,881,155       1.79    28,941      723         80.29  8,527      22.83
5.501 - 6.000          134   2,472,035       2.36    18,448      732         69.59  6,824      21.06
6.001 - 6.500           80   1,809,231       1.72    22,615      716         88.82  6,682      18.28
6.501 - 7.000           67   2,044,428       1.95    30,514      740         95.93  8,997      19.26
7.001 - 7.500           67   2,719,014       2.59    40,582      710         95.78  9,196      17.76
7.501 - 8.000           43     986,470       0.94    22,941      667         91.56  5,109      17.47
8.001 - 8.500           30     591,261       0.56    19,709      663         93.77  3,698      15.94
8.501 - 9.000            9     268,866       0.26    29,874      665         97.52  5,110      17.63
9.001 - 9.500            1      18,000       0.02    18,000      663        100.00  3,045      30.00
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
Maximum              Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
Loan                   of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Rates (%)           Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
(HELOC only)         Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)

 -------------------------------------------------------------------------------------------------------
14.000                   3      35,818       0.03    11,939      686         96.91  3,181      19.20
16.000                  24     635,028       0.61    26,459      696         91.73  6,083      15.75
18.000               2,189   70,688,933     67.36    32,293      727         79.24  9,317      19.83
20.000                   5     132,081       0.13    26,416      733         94.00  9,071      13.33
21.000                  17     365,910       0.35    21,524      699         95.24  3,397      21.04
21.750                   8     125,780       0.12    15,723      695         90.80  3,640      12.29
22.200                   4      64,546       0.06    16,136      708         91.81  4,432      12.59
24.000                 661   28,578,794     27.23    43,236      729         77.26 11,391      21.22
25.000                 137   4,317,805       4.11    31,517      736         82.13 13,500      17.92
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
Original             Number   Cut-off    Loans by              Weighted  Weighted  Weighted
Combined               of       Date      Cut-off    Average   Average    Average   Average
                                           Date
Loan-to-Value       Group    Principal   Principal  Principal   Credit   Residual   Junior
                      II-B
Ratio (%)            Loans    Balance     Balance   Balance     Score    Income    Ratio (%)
                                                       ($)                  ($)


-------------------------------------------------------------------------------------------------------
0.01 - 10.00            12     126,940       0.12    10,578      718           0
                                                                                     N/A
10.01 - 20.00           21     304,385       0.29    14,495      744       4,076      47.50
20.01 - 30.00           28     687,790       0.66    24,564      724      36,155      27.49
30.01 - 40.00           34     976,566       0.93    28,723      746      41,372      28.26
40.01 - 50.00           68   2,393,741       2.28    35,202      738      16,719      29.71
50.01 - 60.00          126   4,425,093       4.22    35,120      743      13,876      24.61
60.01 - 70.00          254   10,380,168      9.89    40,867      735      14,459      25.18
70.01 - 75.00          210   7,230,720       6.89    34,432      737       9,015      21.06
75.01 - 80.00          443   16,537,591     15.76    37,331      736      10,715      21.31
80.01 - 85.00          262   5,950,647       5.67    22,712      723       8,857      14.25
85.01 - 90.00          962   28,463,453     27.12    29,588      723       8,447      15.57
90.01 - 95.00          409   16,562,631     15.78    40,495      717       7,337      17.01
95.01 - 100.00         219   10,904,969     10.39    49,794      721       6,838      20.58
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728      10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average
                                           Date
Junior              Group    Principal   Principal  Principal   Credit   Combined  Residual
                      II-B
Ratio (%)            Loans    Balance     Balance   Balance     Score    LTV       Income
                                                       ($)               Ratio (%)    ($)

-------------------------------------------------------------------------------------------------------
0.01 - 5.00             92   1,016,548       0.97    11,049      741         78.89  7,002
5.01 - 10.00           544   11,373,759     10.90    20,908      718         78.77 12,220
10.01 - 15.00        1,002   29,143,578     27.93    29,085      724         82.62  8,672
15.01 - 20.00          740   33,213,783     31.83    44,883      724         86.59  9,006
20.01 - 25.00          301   14,471,141     13.87    48,077      725         77.15 10,983
25.01 - 30.00          134   5,437,722       5.21    40,580      749         73.25 12,304
30.01 - 40.00          112   5,556,194       5.32    49,609      748         72.73 11,901
40.01 - 50.00           45   2,503,528       2.40    55,634      764         64.07 15,551
50.01 - 60.00           17     598,860       0.57    35,227      752         62.80 14,114
60.01 - 70.00            7     611,461       0.59    87,352      768         56.48  7,692
70.01 - 80.00            2     164,965       0.16    82,482      736         77.71  4,188
90.01 - 100.00           2     272,187       0.26   136,093      686         65.75  8,884
-------------------------------------------------------------------------------------------------------
TOTAL:               2,998   104,363,726   100.00    34,811      728         79.85 10,015
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
Remaining              of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Terms               Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
(mos.)               Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)

-------------------------------------------------------------------------------------------------------
1 - 96                  39     398,955       0.38    10,230      724         27.25    109      23.04
97 - 108                 8      98,374       0.09    12,297      707         80.22  2,641      19.67
109 - 120               66   1,720,988       1.64    26,076      714         77.49 12,493      19.72
121 - 144              115   2,607,815       2.48    22,677      717         80.79 11,039      19.57
157 - 168                9     195,314       0.19    21,702      710         79.13 10,450      19.39
169 - 180            1,657   64,479,224     61.44    38,913      727         80.11 10,707      19.73
181 - 288              245   4,547,156       4.33    18,560      715         76.91  6,905      24.96
289 - 300              908   30,821,869     29.37    33,945      734         78.90  8,864      19.88
301 >=                   1      75,000       0.07    75,000      673         86.00 26,630       7.76
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Year of             Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Origination          Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)


-------------------------------------------------------------------------------------------------------
1989                     5      57,457       0.05    11,491      726         27.81      0     N/A
1990                    10      66,230       0.06     6,623      735         29.11      0     N/A
1991                    11     123,843       0.12    11,258      729         23.64      0     N/A
1992                     6      65,357       0.06    10,893      731         24.25      0     N/A
1993                     5      69,322       0.07    13,864      718          7.95      0     N/A
1994                    23     394,176       0.38    17,138      707         85.49  5,509      22.93
1995                    13     158,302       0.15    12,177      685         78.14  2,191      22.69
1996                    16     207,069       0.20    12,942      710         81.56  4,332      22.97
1997                    21     255,438       0.24    12,164      700         79.30  3,981      20.66
1998                   303   6,953,325       6.63    22,948      716         78.29  9,971      23.54
1999                    46     806,953       0.77    17,542      718         77.20  5,422      14.92
2000                     2      71,078       0.07    35,539      754         85.14 25,355      16.63
2001                     2      30,438       0.03    15,219      755         73.76 44,882       9.80
2002                    67   1,025,249       0.98    15,302      739         74.29  8,964      23.46
2003                 2,518   94,660,458     90.20    37,594      729         79.78 10,132      19.71
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
                    Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
State                Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)

-------------------------------------------------------------------------------------------------------
California             985   37,279,994     35.52    37,848      730         74.56  9,541      21.11
New Jersey             204   8,265,308       7.88    40,516      737         76.98 11,758      20.08
Michigan               258   8,118,245       7.74    31,466      719         82.91 10,242      17.63
Florida                166   6,265,664       5.97    37,745      725         85.20 12,812      18.24
Colorado               151   5,571,788       5.31    36,899      721         83.73  8,752      18.38
Arizona                176   5,481,860       5.22    31,147      725         84.79  9,066      20.03
Washington             177   5,371,194       5.12    30,346      732         82.94 12,063      18.65
Georgia                116   4,270,412       4.07    36,814      731         91.12  7,485      17.92
Massachusetts           81   3,435,854       3.27    42,418      727         72.77 12,473      25.69
Maryland                71   2,704,716       2.58    38,095      726         76.42 12,741      18.52
Virginia                63   2,255,093       2.15    35,795      739         78.35 10,351      23.29
Other                  600   15,924,567     15.17    26,541      722         82.27  8,631      19.35
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------


                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
                    Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Property Type        Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)


-------------------------------------------------------------------------------------------------------
Single Family        2,264   75,490,944     71.93    33,344      727         77.46 10,486      20.37
Residence
PUD Detached           504   22,256,551     21.21    44,160      730         83.11  9,525      19.86
Condominium            174   4,342,473       4.14    24,957      726         85.40  6,132      17.65
PUD Attached            59   1,698,189       1.62    28,783      716         86.03  6,564      16.29
Multifamily (2-4        20     703,857       0.67    35,193      732         75.35  9,252      20.64
Units)
Townhouse/Rowhouse      19     364,174       0.35    19,167      717         79.03  4,216      14.96
Attached
Manufactured Home        7      76,592       0.07    10,942      696         88.85  2,710      12.76
Townhouse/Rowhouse       1      11,915       0.01    11,915      690         95.00  1,804      19.60
Detached
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------



                                         % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Lien                Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Position             Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)


-------------------------------------------------------------------------------------------------------
1st Lien                50     580,969       0.55    11,619      725         27.91  7,705
                                                                                              N/A
2nd Lien             2,998   104,363,726    99.45    34,811      728         79.85 10,015      20.09
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                       % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
                    Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Occupancy            Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)


-------------------------------------------------------------------------------------------------------
Primary              3,024   103,952,615    99.05    34,376      728         78.99  9,868      20.12
Second/Vacation         19     914,068       0.87    48,109      713         76.32 25,805      15.52
Non-Owner Occupied       5      78,012       0.07    15,602      756         88.89  3,451      12.44
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------







                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Principal           Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Balance($)           Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)

------------------------------------------------------------------------------------------------------
0.01 - 25,000.00     1,826   23,169,801     22.08    12,689      722         75.61  4,991      19.99
25,000.01 -            443   17,245,323     16.43    38,928      728         77.63  8,367      16.00
50,000.00
50,000.01 -            445   28,132,601     26.81    63,219      725         84.95 10,282      17.52
75,000.00
75,000.01 -            235   20,979,216     19.99    89,273      728         83.34 10,821      20.04
100,000.00
100,000.01 -            30   3,422,830       3.26   114,094      742         79.37 11,252      26.33
125,000.00
125,000.01 -            28   3,915,500       3.73   139,839      751         84.75 15,801      26.21
150,000.00
150,000.01 -            14   2,297,587       2.19   164,113      732         75.18 15,244      38.28
175,000.00
175,000.01 -            20   3,893,098       3.71   194,655      748         69.07 15,799      33.68
200,000.00
225,000.01 -             3     731,739       0.70   243,913      759         71.23 30,506      38.47
250,000.00
250,000.01 -             1     260,000       0.25   260,000      686         69.00  9,240     100.00
275,000.00
275,000.01 -             3     897,000       0.85   299,000      685         56.33 57,716      20.94
300,000.00
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------

                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Gross               Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Margin (%)           Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)


-------------------------------------------------------------------------------------------------------
<= 0.000                89   3,009,590       2.87    33,816      749         69.85 12,554      20.42
0.001 - 0.500          579   17,265,232     16.45    29,819      749         68.01 13,531      21.67
0.501 - 1.000          421   17,721,577     16.89    42,094      732         66.98 12,257      25.87
1.001 - 1.500          494   16,705,623     15.92    33,817      743         83.23 10,125      18.11
1.501 - 2.000          506   16,235,674     15.47    32,086      734         83.86  9,298      17.55
2.001 - 2.500          274   9,890,276       9.42    36,096      729         91.54  7,874      17.16
2.501 - 3.000          227   8,521,701       8.12    37,541      714         93.96  7,319      17.21
3.001 - 3.500          199   8,027,722       7.65    40,340      694         94.43  7,554      16.91
3.501 - 4.000          129   3,916,193       3.73    30,358      667         93.49  5,607      16.56
4.001 - 4.500          102   2,767,438       2.64    27,132      657         93.74  4,980      15.21
4.501 - 5.000           25     833,304       0.79    33,332      666         97.66  4,913      17.75
5.001 - 5.500            2      30,750       0.03    15,375      668         99.59  4,089      21.40
5.501 >=                 1      19,616       0.02    19,616      627         95.00  2,515      15.79
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------
                                       % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted  Weighted
                       of       Date      Cut-off    Average   Average    Average   Average   Average
                                           Date
Debt-to-Income      Group    Principal   Principal  Principal   Credit   Combined  Residual   Junior
                      II-B
Ratio (%)            Loans    Balance     Balance   Balance     Score    LTV       Income    Ratio (%)
                                                       ($)               Ratio (%)    ($)
-------------------------------------------------------------------------------------------------------
<= 5.00                 41     644,641       0.61    15,723      725         31.97 56,088      14.21
5.01 - 10.00             6     138,136       0.13    23,023      723         43.81 94,490      20.74
10.01 - 15.00           45   2,225,720       2.12    49,460      731         65.22 39,783      30.21
15.01 - 20.00           81   2,697,698       2.57    33,305      746         73.46 25,131      20.26
20.01 - 25.00          235   7,205,537       6.87    30,662      740         77.47 14,324      20.42
25.01 - 30.00          367   11,730,274     11.18    31,963      732         77.44 11,918      20.97
30.01 - 35.00          555   17,449,060     16.63    31,440      730         80.24 10,480      18.56
35.01 - 40.00          632   23,511,308     22.40    37,201      725         79.91  8,247      19.75
40.01 - 45.00          722   25,897,613     24.68    35,869      721         81.41  6,219      20.19
45.01 - 50.00          341   12,500,748     11.91    36,659      726         82.60  4,716      19.81
50.01 - 55.00           23     943,960       0.90    41,042      747         83.38  4,526      17.72
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98 10,002      20.09
-------------------------------------------------------------------------------------------------------


                                        % of Group
                                           II-B
                     Number   Cut-off    Loans by              Weighted  Weighted  Weighted
Residual               of       Date      Cut-off    Average   Average    Average   Average
                                           Date
Income              Group    Principal   Principal  Principal   Credit   Combined   Junior
                      II-B
Balances ($)         Loans    Balance     Balance   Balance     Score    LTV       Ratio (%)
                                                       ($)               Ratio (%)
------------------------------------------------------------------------------------------------------
<= 1,499.99            106   1,278,593       1.22    12,062      716         49.76    24.21
1,500.00 - 1,999.00    132   1,681,334       1.60    12,737      706         84.06    15.37
1,999.01 - 2,999.00    344   4,703,333       4.48    13,672      715         79.34    19.68
2,999.01 - 3,999.00    423   8,517,565       8.12    20,136      725         80.42    20.47
3,999.01 - 4,999.00    416   11,845,197     11.29    28,474      727         83.62    20.31
4,999.01 - 5,999.00    349   12,390,010     11.81    35,501      725         83.60    19.42
>= 5,999.01          1,278   64,528,662     61.49    50,492      730         77.67    20.21
-------------------------------------------------------------------------------------------------------
TOTAL:               3,048   104,944,694   100.00    34,431      728         78.98    20.09
-------------------------------------------------------------------------------------------------------

